The Dreyfus Socially Responsible

Growth Fund, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Hilton, Clifford Mpare and Maceo Sloan.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in The Dreyfus Socially Responsible Growth Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton, Clifford Mpare and Maceo Sloan,  Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2000, The Dreyfus Socially Responsible Growth Fund, Inc. produced a total return of 2.55%.(1) In contrast, the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index" ) produced a total return of -0.43% and the Dow Jones Industrial Average produced a total return of -8.44%, for the same period.(2)

What is the fund's investment approach?

The fund seeks to provide capital growth with growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. The fund looks for current income as a secondary objective. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What factors influenced the fund's performance?

Three primary factors influenced the fund's performance over the past six months: heightened volatility within the stock market, specifically within the technology sector; continued strength of the U.S. economy; and three short-term interest-rate hikes by the Federal Reserve Board (the "Fed"). There was a total increase of 1.00 percentage points in short-term interest rates during the reporting period as a result of the Fed's attempts to slow economic growth and forestall the buildup of inflationary pressures. The uncertainty caused by these interest-rate hikes created volatility for both the market and the fund.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

From the beginning of the reporting period until mid-March 2000, the U.S. stock market advanced sharply, driven primarily by strong gains within the technology group. The fund benefited from maintaining above-average exposure to this area. By mid-March, however, that trend had reversed itself when many technology stocks, especially those related to the Internet, quickly fell out of favor

In response, we trimmed our technology exposure, choosing instead to deploy those assets primarily to diversified financial services companies. That move proved to be beneficial for the fund. With our financial holdings already a significant contributor to the fund's overall performance, we concentrated these holdings in global, diversified financial services companies that we believed were less likely to be affected by rising interest rates. Examples include Citigroup, Merrill Lynch and State Street.

What is the fund's current strategy?

We have continued to concentrate on financial companies that have global subdivisions and franchises. In addition, we have begun to increase our exposure to health care companies. In our view, many of these companies are very reasonably valued and offer predictable and consistent earnings.

We are also pleased that the Fed left short-term interest rates unchanged at its June 28th meeting. In our opinion, the Fed's decision not to raise interest rates signaled a belief that domestic economic growth may have slowed enough to warrant no further action.

Can you give us an update on the fund's socially responsible investing activities?

Over the past six months, fund management has hosted two meetings with the management of Coca-Cola in an effort to encourage them to increase the amount of recycled polyethylene terepthalate (PET) content in their plastic soft drink containers. While recycled content in aluminum beverage containers and glass bottles is roughly about 50% and 25%, respectively, currently there is almost no recycled content in most plastic bottles.


We are very pleased to inform shareholders that Coca-Cola is working toward a new goal of increasing the amount of recycled PET to 10% in one-quarter of the plastic bottles they produce this year. Coca-Cola is the first soft drink company to make such an effort across its complete product line. Currently, the company spends over $2 billion annually on recycled content materials in the U.S. alone and over $5 billion worldwide.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. BOTH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE ARE WIDELY ACCEPTED, UNMANAGED INDICES OF U.S. STOCK MARKET PERFORMANCE.

                                                                        The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


COMMON STOCKS--98.2%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.4%

Omnicom Group                                                                                   175,200               15,603,750

CONSUMER NON-DURABLES--3.5%

Clorox                                                                                          284,800               12,762,600

Coca-Cola                                                                                       304,800               17,506,950

Kimberly-Clark                                                                                  150,000                8,606,250

                                                                                                                      38,875,800

CONSUMER SERVICES--2.2%

McDonald's                                                                                      196,000                6,455,750

Time Warner                                                                                     237,300               18,034,800

                                                                                                                      24,490,550

ELECTRONIC TECHNOLOGY--22.6%

Applied Materials                                                                                94,000  (a)           8,518,750

Cisco Systems                                                                                   603,200  (a)          38,340,900

Cree                                                                                            100,800  (a)          13,456,800

EMC                                                                                             312,000  (a)          24,004,500

Flextronics International                                                                       200,000  (a)          13,737,500

International Business Machines                                                                 161,000               17,639,562

Lexmark International Group, Cl. A                                                              147,200  (a)           9,899,200

Lucent Technologies                                                                             270,000               15,997,500

Nokia, ADS                                                                                      243,600               12,164,775

Nortel Networks                                                                                 347,897               23,743,970

Sanmina                                                                                         140,000  (a)          11,970,000

Solectron                                                                                       345,800  (a)          14,480,375

Sun Microsystems                                                                                315,600  (a)          28,699,875

Tellabs                                                                                         212,800  (a)          14,563,500

Vishay Intertechnology                                                                          207,000  (a)           7,853,062

                                                                                                                     255,070,269

ENERGY MINERALS--1.7%

Royal Dutch Petroleum (New York Shares)                                                          306,000              18,838,125

FINANCE--17.6%

AFLAC                                                                                            389,100              17,874,281

American Express                                                                                 377,400              19,671,975

American International Group                                                                     224,250              26,349,375

Capital One Financial                                                                            289,200              12,905,550

Citigroup                                                                                        383,700              23,117,925

Fannie Mae                                                                                       541,800              28,275,187

Marsh & McLennan Cos.                                                                            100,000              10,443,750



COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Merrill Lynch                                                                                    229,300              26,369,500

Providian Financial                                                                              149,500              13,455,000

State Street                                                                                     100,000              10,606,250

Wells Fargo                                                                                      230,000               8,912,500

                                                                                                                     197,981,293

HEALTH SERVICES--1.9%

Cardinal Health                                                                                 296,000               21,904,000

HEALTH TECHNOLOGY--15.5%

Amgen                                                                                           324,800  (a)          22,817,200

Guidant                                                                                         266,600  (a)          13,196,700

Johnson & Johnson                                                                               264,900               26,986,687

Merck & Co.                                                                                     581,500               44,557,438

Pfizer                                                                                          723,500               34,728,000

Schering-Plough                                                                                 630,500               31,840,250

                                                                                                                     174,126,275

INDUSTRIAL SERVICES--1.0%

Halliburton                                                                                     241,000               11,372,187

PROCESS INDUSTRIES--1.6%

Avery Dennison                                                                                  117,300                7,873,763

Ecolab                                                                                          266,000               10,390,625

                                                                                                                      18,264,388

PRODUCER MANUFACTURING--2.1%

Miller (Herman)                                                                                 240,000                6,210,000

Tyco International                                                                              378,000               17,907,750

                                                                                                                      24,117,750

RETAIL TRADE--4.2%

Dollar General                                                                                  375,000                7,312,500

Gap                                                                                             272,800                8,525,000

Home Depot                                                                                      226,550               11,313,341

Safeway                                                                                         209,400  (a)           9,449,175

Wal-Mart Stores                                                                                 193,400               11,144,675

                                                                                                                      47,744,691

SEMICONDUCTORS--4.5%

Altera                                                                                          120,000  (a)          12,232,500

Intel                                                                                           189,400               25,320,413

Linear Technology                                                                               209,600               13,401,300

                                                                                                                      50,954,213

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--9.3%

America Online                                                                                  299,300  (a)          15,788,075

Microsoft                                                                                       547,000  (a)          43,760,000

Oracle                                                                                          531,000  (a)          44,637,188

                                                                                                                     104,185,263

UTILITIES--9.1%

AES                                                                                             298,800  (a)          13,632,750

AT&T--Liberty Media, Cl. A                                                                      653,600  (a)          15,849,800

Bell Atlantic                                                                                   245,000               12,449,063

Broadwing                                                                                       350,000                9,078,125

Calpine                                                                                         140,000  (a)           9,205,000

Global Crossing                                                                                 276,000  (a)           7,262,250

Sprint (FON Group)                                                                              178,000                9,078,000

Vodafone AirTouch, ADR                                                                          223,250                9,250,922

WorldCom                                                                                        366,700  (a)          16,822,363

                                                                                                                     102,628,273

TOTAL COMMON STOCKS

   (cost $795,646,937)                                                                                             1,106,156,827
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   5.92%, 9/21/2000                                                                             100,000                  100,000

U.S. TREASURY BILLS--2.0%

5.85%, 9/14/2000                                                                              4,440,000                4,389,206

5.67%, 10/5/2000                                                                             12,961,000               12,767,752

5.69%, 10/12/2000                                                                             4,635,000                4,560,608

                                                                                                                      21,717,566

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,810,252)                                                                                                 21,817,566
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $817,457,189)                                                            100.2%            1,127,974,393

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (1,721,022)

NET ASSETS                                                                                       100.0%            1,126,253,371

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          817,457,189  1,127,974,393

Cash                                                                  4,353,330

Dividends and interest receivable                                       356,999

Receivable for shares of Common Stock subscribed                        561,709

Prepaid expenses                                                         10,640

                                                                   1,133,257,071
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           719,326

Payable for investment securities purchased                           4,284,614

Payable for shares of Common Stock redeemed                           1,908,798

Accrued expenses                                                         90,962

                                                                      7,003,700
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,126,253,371
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     824,044,561

Accumulated undistributed investment income--net                      8,983,173

Accumulated net realized gain (loss) on investments                (17,291,567)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                          310,517,204
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,126,253,371
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      28,117,332

NET ASSET VALUE, offering and redemption price per share ($)              40.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $45,045 foreign taxes withheld at source)    12,050,893

Interest                                                               805,323

TOTAL INCOME                                                        12,856,216

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,719,302

Registration fees                                                       52,466

Custodian fees--Note 3(b)                                               40,952

Professional fees                                                       23,513

Prospectus and shareholders' reports                                    20,928

Shareholder servicing costs--Note 3(b)                                   6,437

Directors' fees and expenses--Note 3(c)                                  4,997

Loan commitment fees--Note 2                                             2,890

Miscellaneous                                                            1,714

TOTAL EXPENSES                                                       3,873,199

INVESTMENT INCOME--NET                                               8,983,017
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (17,124,640)

Net unrealized appreciation (depreciation) on investments           38,275,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,150,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                30,133,704

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,983,017              265,584

Net realized gain (loss) on investments      (17,124,640)           30,035,205

Net unrealized appreciation (depreciation)

   on investments                             38,275,327           152,921,846

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  30,133,704           183,222,635
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (154,649)            (110,779)

Net realized gain on investments                       --         (29,821,669)

TOTAL DIVIDENDS                                 (154,649)         (29,932,448)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 257,846,037         420,752,466

Dividends reinvested                              154,649          29,932,448

Cost of shares redeemed                      (59,264,874)        (184,233,771)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                198,735,812          266,451,143

TOTAL INCREASE (DECREASE) IN NET ASSETS      228,714,867          419,741,330
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           897,538,504          477,797,174

END OF PERIOD                               1,126,253,371          897,538,504

Undistributed investment income--net            8,983,173              154,805
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,684,878           12,274,415

Shares issued for dividends reinvested              3,916              770,462

Shares redeemed                               (1,544,426)          (5,444,636)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,144,368            7,600,241

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                             June 30, 2000                             Year Ended December 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
   beginning of period                               39.07         31.08         24.97         20.09          17.31         13.23

Investment Operations:

Investment income--net                                .35(a)        .01(a)         .05           .09            .05           .08

Net realized and unrealized

   gain (loss) on investments                         .65          9.34           7.28          5.63           3.63          4.49

Total from Investment Operations                     1.00          9.35           7.33          5.72           3.68          4.57

Distributions:

Dividends from investment
   income--net                                       (.01)         (.01)         (.05)          (.10)         (.05)         (.08)

Dividends from net realized
   gain on investments                                  --        (1.35)        (1.17)          (.74)         (.85)         (.41)

Total Distributions                                  (.01)        (1.36)        (1.22)          (.84)         (.90)         (.49)

Net asset value, end of period                       40.06        39.07         31.08          24.97         20.09         17.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.55(b)     30.08         29.38          28.44         21.23         34.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .39(b)        .79           .80            .82           .95         1.27

Ratio of interest expense and
   loan commitment fees

   to average net assets                              .00(b),(c)   .00(c)        .00(c)          .00(c)         .01          --

Ratio of net investment income

   to average net assets                              .90(b)       .04           .20             .46            .42         .70

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --          --            --             --             .03         .06

Portfolio Turnover Rate                             33.49(b)      70.84        67.60           58.50         126.41       88.52
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,126,253      897,539      477,797         275,887        114,570      31,657

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM" ) serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation ("DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $32 million. . . . . . . . . . . . . . . . . . .    .10 of 1%

       In excess of $32 million to $150 million. . . . . . .    .15 of 1%

       In excess of $150 million to $300 million . . . . . .    .20 of 1%

       In excess of $300 million . . . . . . . . . . . . . .    .25 of 1%

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended June 30, 2000, the fund was charged $3,900 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $232 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $40,952 pursuant to the custody agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended June 30, 2000, the fund incurred total brokerage commissions of $685,454, of which $30,592 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $552,739,371 and $325,825,359, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $310,517,204, consisting of $334,108,466 gross unrealized appreciation and $23,591,262 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                                        The Fund

  For More Information

   The Dreyfus Socially Responsible

   Growth Fund, Inc.

   200 Park Avenue

   New York, NY 10166

 Investment Adviser

   The Dreyfus Corporation

   200 Park Avenue

   New York, NY 10166

 Sub-Investment Adviser

   NCM Capital Management Group, Inc.

   103 West Main Street

   Durham, NC 22705

 Custodian

   Mellon Bank, N.A.

   One Mellon Bank Center

   Pittsburgh, PA 15258

 Transfer Agent &

 Dividend Disbursing Agent

   Dreyfus Transfer, Inc.

   P.O. Box 9671

   Providence, RI 02940

 Distributor

   Dreyfus Service Corporation

   200 Park Avenue

   New York, NY 10166


To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

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(c) 2000 Dreyfus Service Corporation                                   111SA006